UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	August 31, 2020

Date of reporting period:	September 1, 2019 — February 29, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Emerging Markets Equity Fund

Semiannual report
2 | 29 | 20

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PEMMX

Putnam
Emerging Markets
Equity Fund

Semiannual report
2 | 29 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

April 6, 2020

Dear Fellow Shareholder:

After a period of gains and relative tranquility, global financial markets encountered considerable challenges in early 2020. In late February, as COVID-19, the disease caused by the coronavirus, spread into regions beyond China, global stock markets began to experience significant declines and turbulence. By mid-March, major U.S. indexes had fallen into bear market territory, defined as a 20% drop from a previous high. As often happens when stocks decline sharply, bonds generally provided better results. As investors rushed to safe havens, the yield on the benchmark 10-year U.S. Treasury note fell to historic lows. Central banks and governments worldwide have enacted measures to inject liquidity into the markets and restore confidence, including emergency interest-rate cuts.

Markets are working to assess the economic impact of the disease and the public health measures taken in response to it. It is still unclear what the costs will be and how long the effects of the COVID-19 pandemic will last, but history has shown that markets recover from downturns. For investors, we believe the most important course of action is to remain calm, stay focused on your long-term goals, and consult with your financial advisor. At Putnam, our investment professionals remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/20. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 13–14.

2 Emerging Markets Equity Fund

Brian has an M.B.A. from the University of Chicago Booth School of Business and a B.S. in Finance from Southern Illinois University. He joined Putnam in 2010 and has been in the investment industry since 2004.

Andrew J. Yoon, CFA, is Assistant Portfolio Manager of the fund.

How was the market environment during the six-month period?

Emerging-market equities advanced during the six-month period. The United States and China signed a phase-one trade deal, tensions in the Middle East de-escalated, and global central banks eased monetary policy. The fund’s benchmark, the MSCI Emerging Markets Index [ND], finished the period up 2.93%, outperforming some of the broader equity markets. The S&P 500 Index, a broad measure of stocks, rose 1.92%, and the MSCI World Index [ND], a broad measure of equity securities from developed countries, gained 0.88% during the period.

The Federal Reserve cut rates three times last year to a range of 1.50% to 1.75% but held its policy rate steady in December 2019 and in January 2020. Other central banks, including the European Central Bank and those of South Korea and India, also joined the easing bandwagon. However, by the end of January, fears over the coronavirus outbreak and its potential effects on global growth caused investors to become more risk averse. Chinese authorities expanded travel lockdowns to

Emerging Markets Equity Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 2/29/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/29/20. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Emerging Markets Equity Fund

contain the deadly COVID-19 disease caused by the coronavirus.

How did the fund perform?

Putnam Emerging Markets Equity Fund significantly outperformed its benchmark, the MSCI Emerging Markets Index [ND], for the period. The fund rose 8.05% versus the benchmark’s gain of 2.93%. Our strategy emphasizes bottom-up stock selection across geographies and sectors. The portfolio remains underweight in countries, companies, and currencies that we believe are more vulnerable to external macroeconomic shocks. The focus on investing in companies with strong balance sheets also paid off.

What stocks contributed to fund results?

A-Living Services, a Chinese property management company, was a key contributor. A-Living’s business is recurring, and the company is business-cycle agnostic. That means the firm is resilient in a difficult economic environment, in our view. We believe the company has high growth potential, with the ability to gain market share [currently at 1%], acquire subscale players [net cash is equal to 25% of market capitalization], and raise pricing. Our thesis that A-Living would use its strong balance sheet for accretive mergers and acquisitions has played out. A-Living acquired 60% of Shanghai-based China Minsheng Investment Group during the reporting period — a deal that was well received by the market. An accretive acquisition increases the acquiring company’s earnings per share [EPS]. We remain positive on the stock as it was trading at a discount to its competitors as of period-end. The stock was recently added to China Stock Connect, and that will drive additional fund flows.

Companhia Paranaense de Energia-Copel [Copel], a Brazilian utility company, was another contributor to results. Copel has ridden the strong performance of the Brazilian market and is also a key beneficiary of declining interest rates in the country. Historically, Copel was a very poorly run company until 2018, when a market-friendly governor was elected and appointed a new management team at the firm. The new team is focused on improving profitability and de-leveraging the business. Management has executed on their plan, driving earnings estimates upward. The turnaround is still in its early phases, in our view; Copel’s shares were trading at just 10 times EPS as of period-end.

What holdings detracted from performance?

Wuliangye Yibin, a producer of local Chinese spirits, was a detractor during the period. The company’s sales were negatively impacted by the COVID-19 outbreak, especially during the Chinese New Year celebrations. Despite the short-term volatility, we continue to own the shares.

Infosys, an Indian information technology [IT] and software services provider, was another detractor. The IT industry has been negatively impacted by a slowdown in global IT spending, particularly in the banking and financial services sectors. In October, some employees alleged that management had engaged in “unethical practices” to boost short-term revenue and profits. The allegations did not materially affect cash flow, but it did uncover weak corporate governance. We liquidated the position by the end of the reporting period.

What is the outlook for the next few months?

Despite all of the negative headlines, we are optimistic on the outlook for the broader emerging markets. We are bullish on the MSCI Emerging Markets Index because as of period end, the index had de-rated [downward investor sentiment], was trading at just 10.5 times forward EPS, and was offering a

Emerging Markets Equity Fund 5

10-year dividend yield of 3.5%. Lower global interest rates and a weaker U.S. dollar could also provide a tailwind for emerging-market equities, in our view. There are also reports that the number of new COVID-19 cases across China is dwindling, indicating that the government has made progress in containing the outbreak. So, in our view, the worst has already passed in China and South Korea. As of mid-March 2020, most production plants in China were back to nearly 100% utilization.

We are positioned in securities that can compound earnings regardless of the macro backdrop, which we consider the path to attractive risk-adjusted performance over time. We remain underweight in what we believe are fragile economies including Brazil, South Africa, and Turkey. From a sector perspective, the fund also remains significantly underweight in the financials and materials sectors, which are the most negatively impacted by the current environment.

We believe the portfolio remains well positioned to continue to weather the extreme volatility caused by the global pandemic and are bullish about the outlook for above-average future returns in emerging markets moving forward.

Thank you, Brian, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Emerging Markets Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/29/08)
Before sales charge	4.07%	39.56%	3.39%	24.53%	4.49%	26.03%	8.02%	6.12%	8.05%
After sales charge	3.53	31.54	2.78	17.37	3.26	18.79	5.91	0.02	1.83
Class B (9/29/08)
Before CDSC	3.52	31.43	2.77	20.01	3.72	23.31	7.23	5.36	7.66
After CDSC	3.52	31.43	2.77	18.01	3.37	20.31	6.36	0.36	2.66
Class C (9/29/08)
Before CDSC	3.39	29.55	2.62	20.01	3.72	23.22	7.21	5.32	7.63
After CDSC	3.39	29.55	2.62	20.01	3.72	23.22	7.21	4.32	6.63
Class R (9/29/08)
Net asset value	3.81	36.11	3.13	23.01	4.23	25.12	7.76	5.83	7.86
Class R6 (5/22/18)
Net asset value	4.36	43.47	3.68	26.55	4.82	27.40	8.41	6.56	8.27
Class Y (9/29/08)
Net asset value	4.33	42.98	3.64	26.12	4.75	26.96	8.28	6.40	8.20

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Emerging Markets Equity Fund 7

Comparative index returns For periods ended 2/29/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
MSCI Emerging
Markets Index (ND)	4.76%	36.77%	3.18%	14.41%	2.73%	15.39%	4.89%	–1.88%	2.93%
Lipper Emerging
Markets Funds	5.01	41.38	3.36	13.67	2.45	15.40	4.77	0.59	2.49
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/29/20, there were 806, 792, 675, 557, 246, and 211 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/29/20

Distributions		Class A		Class B	Class C	Class R	Class R6	Class Y
Number		1		1	1	1	1	1
Income		$0.136		$0.059	$0.074	$0.055	$0.208	$0.177
Capital gains		—		—	—	—	—	—
Total		$0.136		$0.059	$0.074	$0.055	$0.208	$0.177
	Before		After	Net	Net	Net	Net	Net
	sales		sales	asset	asset	asset	asset	asset
Share value	charge		charge	value	value	value	value	value
8/31/19	$11.05		$11.72	$10.52	$10.48	$10.97	$11.22	$11.19
2/29/20	11.81		12.53	11.27	11.21	11.78	11.95	11.94

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

8 Emerging Markets Equity Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/29/08)
Before sales charge	2.70%	11.26%	1.07%	8.65%	1.67%	5.37%	1.76%	–10.20%	–8.68%
After sales charge	2.17	4.86	0.48	2.40	0.48	–0.69	–0.23	–15.36	–13.94
Class B (9/29/08)
Before CDSC	2.17	4.85	0.47	4.70	0.92	3.16	1.04	–10.80	–8.97
After CDSC	2.17	4.85	0.47	2.70	0.53	0.16	0.05	–15.24	–13.50
Class C (9/29/08)
Before CDSC	2.03	3.25	0.32	4.50	0.88	2.98	0.99	–10.91	–9.08
After CDSC	2.03	3.25	0.32	4.50	0.88	2.98	0.99	–11.80	–9.98
Class R (9/29/08)
Net asset value	2.44	8.45	0.81	7.18	1.40	4.66	1.53	–10.41	–8.81
Class R6 (5/22/18)
Net asset value	3.00	14.51	1.36	10.39	2.00	6.64	2.17	–9.73	–8.47
Class Y (9/29/08)
Net asset value	2.97	14.11	1.33	10.00	1.92	6.26	2.04	–9.88	–8.54

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Emerging Markets Equity Fund 9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 8/31/19*	1.29%	2.04%	2.04%	1.54%	0.85%	1.04%
Total annual operating expenses for the
fiscal year ended 8/31/19	1.74%	2.49%	2.49%	1.99%	1.30%	1.49%
Annualized expense ratio for the
six-month period ended 2/29/20†	1.28%	2.03%	2.03%	1.53%	0.87%	1.03%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.03%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 12/30/20.

† Includes an increase of 0.04% from annualizing the performance fee adjustment for the six months ended 2/29/20.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/19 to 2/29/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.62	$10.48	$10.48	$7.91	$4.51	$5.33
Ending value (after expenses)	$1,080.50	$1,076.60	$1,076.30	$1,078.60	$1,082.70	$1,082.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10 Emerging Markets Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/29/20, use the following calculation method. To find the value of your investment on 9/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.42	$10.17	$10.17	$7.67	$4.37	$5.17
Ending value (after expenses)	$1,018.50	$1,014.77	$1,014.77	$1,017.26	$1,020.54	$1,019.74

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Emerging Markets Equity Fund 11

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations.  From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

12 Emerging Markets Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Emerging Markets Equity Fund 13

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2020, Putnam employees had approximately $449,000,000 and the Trustees had approximately $74,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Emerging Markets Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Emerging Markets Equity Fund 15

The fund’s portfolio 2/29/20 (Unaudited)

COMMON STOCKS (97.3%)*	Shares	Value
Banks (6.9%)
Bank Tabungan Pensiunan Nasional Syariah Tbk PT (Indonesia) †	4,960,500	$1,305,006
Commercial International Bank (CIB) Egypt SAE GDR (Egypt)	297,131	1,457,561
HDFC Bank, Ltd. (India)	187,755	3,087,965
Sberbank of Russia PJSC ADR (Russia)	113,660	1,612,093
		7,462,625
Beverages (2.3%)
Thai Beverage PCL (Thailand)	1,613,700	910,656
Wuliangye Yibin Co., Ltd. Class A (China)	87,945	1,535,388
		2,446,044
Building products (1.9%)
China Lesso Group Holdings, Ltd. (China)	1,346,000	2,035,756
		2,035,756
Chemicals (2.0%)
Asian Paints, Ltd. (India)	85,224	2,123,814
		2,123,814
Commercial services and supplies (3.1%)
A-Living Services Co., Ltd. Class H (China)	525,250	2,375,729
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
Sunny Friend Environmental Technology Co., Ltd. (Taiwan)	115,000	954,688
		3,330,419
Diversified consumer services (2.5%)
Fu Shou Yuan International Group, Ltd. (China)	1,431,000	1,221,174
New Oriental Education & Technology Group, Inc. ADR (China) †	11,994	1,533,913
		2,755,087
Diversified financial services (0.6%)
Chailease Holding Co., Ltd. (Taiwan)	192,195	708,193
		708,193
Diversified telecommunication services (0.4%)
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	1,918,100	466,146
		466,146
Electric utilities (2.2%)
Companhia Paranaense de Energia-Copel (Copel) (Preference) (Brazil)	150,273	2,409,731
		2,409,731
Electrical equipment (1.2%)
Voltronic Power Technology Corp. (Taiwan)	59,000	1,353,099
		1,353,099
Food and staples retail (7.5%)
Clicks Group, Ltd. (South Africa)	102,465	1,581,448
CP ALL PCL (Foreign depository shares) (Thailand)	375,700	785,809
Dino Polska SA (Poland) †	34,423	1,263,544
Jeronimo Martins SGPS SA (Portugal)	51,891	915,467
Shoprite Holdings, Ltd. (South Africa)	97,196	700,738
Wal-Mart de Mexico SAB de CV (Mexico)	864,700	2,434,234
X5 Retail Group NV GDR (Russia)	14,575	455,715
		8,136,955

16 Emerging Markets Equity Fund

COMMON STOCKS (97.3%)* cont.	Shares	Value
Gas utilities (1.1%)
China Resources Gas Group, Ltd. (China)	244,000	$1,223,223
		1,223,223
Health-care providers and services (0.9%)
Aier Eye Hospital Group Co., Ltd. Class A (China)	162,764	944,161
		944,161
Hotels, restaurants, and leisure (2.0%)
Jubilant Foodworks, Ltd. (India)	88,706	2,158,812
		2,158,812
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	2	2
		2
Insurance (2.6%)
Ping An Insurance (Group) Co. of China, Ltd. Class H (China)	254,000	2,843,271
		2,843,271
Interactive media and services (10.9%)
Kakao Corp. (South Korea)	11,770	1,699,684
Tencent Holdings, Ltd. (China)	182,900	9,021,616
Yandex NV Class A (Russia) † S	26,653	1,082,378
		11,803,678
Internet and direct marketing retail (12.5%)
Alibaba Group Holding, Ltd. (China) †	411,468	10,706,793
JD.com, Inc. ADR (China) †	44,200	1,702,142
Prosus NV (Netherlands) †	16,475	1,143,688
		13,552,623
Life sciences tools and services (1.1%)
WuXi AppTec Co., Ltd. Class H (China)	76,800	1,143,451
		1,143,451
Machinery (0.6%)
Techtronic Industries Co., Ltd. (TTI) (Hong Kong)	79,000	645,784
		645,784
Multiline retail (1.5%)
Poya International Co., Ltd. (Taiwan)	106,260	1,649,121
		1,649,121
Oil, gas, and consumable fuels (4.8%)
Lukoil PJSC ADR (Russia)	29,281	2,545,786
Reliance Industries, Ltd. (India)	144,317	2,676,019
		5,221,805
Personal products (0.8%)
LG Household & Health Care, Ltd. (South Korea)	881	902,086
		902,086
Professional services (1.0%)
Centre Testing International Group Co., Ltd. Class A (China)	461,000	1,067,722
		1,067,722
Road and rail (1.4%)
Companhia De Locacao das Americas (Brazil)	320,454	1,516,314
		1,516,314

Emerging Markets Equity Fund 17

COMMON STOCKS (97.3%)* cont.	Shares	Value
Semiconductors and semiconductor equipment (8.8%)
MediaTek, Inc. (Taiwan)	97,000	$1,120,646
Sino-American Silicon Products, Inc. (Taiwan)	250,000	836,798
SK Hynix, Inc. (South Korea)	20,808	1,501,907
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	591,889	6,068,787
		9,528,138
Software (1.3%)
Totvs SA (Brazil)	87,065	1,382,519
		1,382,519
Specialty retail (1.9%)
JUMBO SA (Greece)	62,408	979,959
Wilcon Depot, Inc. (Philippines)	3,058,400	1,085,743
		2,065,702
Technology hardware, storage, and peripherals (6.9%)
Samsung Electronics Co., Ltd. (South Korea)	164,387	7,436,871
		7,436,871
Textiles, apparel, and luxury goods (2.9%)
Kering SA (France)	2,334	1,340,080
Li Ning Co., Ltd. (China)	243,500	646,468
Shenzhou International Group Holdings, Ltd. (China)	94,000	1,166,034
		3,152,582
Wireless telecommunication services (3.7%)
China Mobile, Ltd. (China)	312,000	2,479,581
Safaricom PLC (Kenya)	5,618,800	1,548,587
		4,028,168
Total common stocks (cost $98,718,666)		$105,493,902

	Expiration	Strike
WARRANTS (1.2%)*	date	price	Warrants	Value
Bupa Arabia for Cooperative Insurance Co. 144A
(Saudi Arabia)	12/16/21	$0.00	44,340	$1,146,424
Jarir Marketing Co. 144A (Saudi Arabia)	1/20/22	0.00	3,945	159,623
Total warrants (cost $1,171,386)				$1,306,047

INVESTMENT COMPANIES (1.0%)*	Shares	Value
iShares Core MSCI Emerging Markets ETF	4,942	$240,725
iShares MSCI Emerging Markets ETF S	20,900	846,868
Total investment companies (cost $1,180,557)		$1,087,593

SHORT-TERM INVESTMENTS (2.6%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 1.78% [d]	1,746,620	$1,746,620
Putnam Short Term Investment Fund 1.74% L	1,020,246	1,020,246
Total short-term investments (cost $2,766,866)		$2,766,866

TOTAL INVESTMENTS
Total investments (cost $103,837,475)		$110,654,408

18 Emerging Markets Equity Fund

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
OTC	Over-the-counter
PJSC	Public Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2019 through February 29, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $108,378,557.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $4, or less than 0.1% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $16,649 to cover certain derivative contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

China	38.3%	Egypt	1.3%
Taiwan	11.7	France	1.2
South Korea	10.6	Saudi Arabia	1.2
India	9.2	Poland	1.2
Russia	5.2	Netherlands	1.1
Brazil	4.9	Philippines	1.0
Mexico	2.2	Greece	0.9
South Africa	2.1	Portugal	0.8
United States	1.9	Hong Kong	0.6
Indonesia	1.6	Germany	<0.1
Thailand	1.6	Total	100.0%
Kenya	1.4

Emerging Markets Equity Fund 19

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/29/20 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$318,325	$301,658	$—	4/6/20	(1 month USD-	Jarir Marketing	$(17,257)
				LIBOR-BBA plus	Co. — Monthly
				1.00%) — Monthly
75,646	69,598	—	3/30/20	(1 month USD-	Jarir Marketing	(6,226)
				LIBOR-BBA plus	Co. — Monthly
				1.00%) — Monthly
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(23,483)
Total		$—		Total		$(23,483)

20 Emerging Markets Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$1,082,378	$15,215,614	$—
Consumer discretionary	3,236,055	22,097,872	2
Consumer staples	3,220,043	8,265,042	—
Energy	—	5,221,805	—
Financials	—	11,014,089	—
Health care	—	2,087,612	—
Industrials	1,516,314	8,432,778	2
Information technology	1,382,519	16,965,009	—
Materials	—	2,123,814	—
Utilities	2,409,731	1,223,223	—
Total common stocks	12,847,040	92,646,858	4
Investment companies	1,087,593	—	—
Warrants	—	1,306,047	—
Short-term investments	1,020,246	1,746,620	—
Totals by level	$14,954,879	$95,699,525	$4

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Total return swap contracts	$—	$(23,483)	$—
Totals by level	$—	$(23,483)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund 21

Statement of assets and liabilities 2/29/20 (Unaudited)

ASSETS
Investment in securities, at value, including $1,720,172 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $101,070,609)	$107,887,542
Affiliated issuers (identified cost $2,766,866) (Notes 1 and 5)	2,766,866
Foreign currency (cost $1,502) (Note 1)	1,512
Dividends, interest and other receivables	198,697
Receivable for shares of the fund sold	412,709
Receivable for investments sold	666,123
Receivable from Manager (Note 2)	140
Prepaid assets	50,138
Total assets	111,983,727

LIABILITIES
Payable for investments purchased	690,549
Payable for shares of the fund repurchased	526,584
Payable for custodian fees (Note 2)	235,291
Payable for investor servicing fees (Note 2)	38,994
Payable for Trustee compensation and expenses (Note 2)	7,857
Payable for administrative services (Note 2)	388
Payable for distribution fees (Note 2)	23,733
Unrealized depreciation on OTC swap contracts (Note 1)	23,483
Payable for taxes on foreign capital gains	71,294
Collateral on securities loaned, at value (Note 1)	1,746,620
Other accrued expenses	240,377
Total liabilities	3,605,170

Net assets	$108,378,557

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$108,252,019
Total distributable earnings (Note 1)	126,538
Total — Representing net assets applicable to capital shares outstanding	$108,378,557

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($36,241,449 divided by 3,069,072 shares)	$11.81
Offering price per class A share (100/94.25 of $11.81)*	$12.53
Net asset value and offering price per class B share ($1,816,412 divided by 161,243 shares)**	$11.27
Net asset value and offering price per class C share ($6,566,975 divided by 586,051 shares)**	$11.21
Net asset value, offering price and redemption price per class R share
($595,831 divided by 50,585 shares)	$11.78
Net asset value, offering price and redemption price per class R6 share
($10,175,441 divided by 851,596 shares)	$11.95
Net asset value, offering price and redemption price per class Y share
($52,982,449 divided by 4,437,731 shares)	$11.94

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

22 Emerging Markets Equity Fund

Statement of operations Six months ended 2/29/20 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $95,369)	$693,404
Interest (including interest income of $13,253 from investments in affiliated issuers) (Note 5)	13,253
Securities lending (net of expenses) (Notes 1 and 5)	8
Total investment income	706,665

EXPENSES
Compensation of Manager (Note 2)	582,104
Investor servicing fees (Note 2)	122,621
Custodian fees (Note 2)	97,452
Trustee compensation and expenses (Note 2)	2,616
Distribution fees (Note 2)	93,680
Administrative services (Note 2)	1,851
Legal	129,329
Other	160,392
Fees waived and reimbursed by Manager (Note 2)	(474,286)
Total expenses	715,759
Expense reduction (Note 2)	(24,576)
Net expenses	691,183

Net investment income	15,482

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	1,073,809
Foreign currency transactions (Note 1)	(86,866)
Swap contracts (Note 1)	(30,789)
Written options (Note 1)	123,286
Total net realized gain	1,079,440
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers (net of foreign tax of $71,294)	9,030,054
Assets and liabilities in foreign currencies	(10,722)
Swap contracts	37,432
Written options	186,984
Total change in net unrealized appreciation	9,243,748

Net gain on investments	10,323,188

Net increase in net assets resulting from operations	$10,338,670

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund 23

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 2/29/20*	Year ended 8/31/19
Operations
Net investment income	$15,482	$1,623,349
Net realized gain (loss) on investments
and foreign currency transactions	1,079,440	(6,819,820)
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	9,243,748	2,690,582
Net increase (decrease) in net assets resulting
from operations	10,338,670	(2,505,889)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(416,965)	(75,196)
Class B	(10,152)	—
Class C	(45,186)	—
Class M	—	—
Class R	(2,556)	—
Class R6	(173,077)	(21,003)
Class Y	(906,463)	(145,228)
From net realized long-term gain on investments
Class A	—	(1,721,139)
Class B	—	(45,320)
Class C	—	(134,954)
Class M	—	(12,932)
Class R	—	(19,979)
Class R6	—	(206,031)
Class Y	—	(1,574,577)
Decrease from capital share transactions (Note 4)	(27,131,766)	(8,451,554)
Total decrease in net assets	(18,347,495)	(14,913,802)

NET ASSETS
Beginning of period	126,726,052	141,639,854
End of period	$108,378,557	$126,726,052

* Unaudited.

The accompanying notes are an integral part of these financial statements.

24 Emerging Markets Equity Fund

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Emerging Markets Equity Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%) [c,d]	net assets (%)[c]	(%)
Class A
February 29, 2020 **	$11.05	(.01)	.91	.90	(.14)	—	(.14)	$11.81	8.05*	$36,241	.64*	(.04)*	69*
August 31, 2019	11.75	.09	(.57)	(.48)	(.01)	(.21)	(.22)	11.05	(3.96)	36,325	1.26	.80	175
August 31, 2018	11.82	.08	(.14)	(.06)	(.01)	—	(.01)	11.75	(.53)	41,379	1.57	.67	172
August 31, 2017	9.54	.05	2.31	2.36	(.08)	—	(.08)	11.82	25.07	28,408	1.63	.55	137
August 31, 2016	8.44	.02	1.19	1.21	(.11)	—	(.11)	9.54	14.41	19,784	1.65[e]	.25[e]	156
August 31, 2015	10.93	.09	(2.50)	(2.41)	(.08)	—	(.08)	8.44	(22.19)	20,490	1.61	.86	157
Class B
February 29, 2020 **	$10.52	(.05)	.86	.81	(.06)	—	(.06)	$11.27	7.66*	$1,816	1.01*	(.42)*	69*
August 31, 2019	11.27	.02	(.56)	(.54)	—	(.21)	(.21)	10.52	(4.67)	1,998	2.01	.17	175
August 31, 2018	11.41	(.01)	(.13)	(.14)	—	—	—	11.27	(1.23)	2,650	2.32	(.09)	172
August 31, 2017	9.22	(.02)	2.23	2.21	(.02)	—	(.02)	11.41	24.07	2,054	2.38	(.22)	137
August 31, 2016	8.15	(.04)	1.14	1.10	(.03)	—	(.03)	9.22	13.57	1,727	2.40[e]	(.46)[e]	156
August 31, 2015	10.55	.02	(2.42)	(2.40)	—	—	—	8.15	(22.75)	1,599	2.36	.16	157
Class C
February 29, 2020 **	$10.48	(.05)	.85	.80	(.07)	—	(.07)	$11.21	7.63*	$6,567	1.01*	(.42)*	69*
August 31, 2019	11.23	.02	(.56)	(.54)	—	(.21)	(.21)	10.48	(4.69)	6,546	2.01	.19	175
August 31, 2018	11.37	(.02)	(.12)	(.14)	—	—	—	11.23	(1.23)	7,163	2.32	(.12)	172
August 31, 2017	9.19	(.02)	2.22	2.20	(.02)	—	(.02)	11.37	24.07	4,475	2.38	(.19)	137
August 31, 2016	8.13	(.04)	1.14	1.10	(.04)	—	(.04)	9.19	13.55	2,802	2.40[e]	(.45)[e]	156
August 31, 2015	10.53	.01	(2.40)	(2.39)	(.01)	—	(.01)	8.13	(22.70)	2,322	2.36	.11	157
Class R
February 29, 2020 **	$10.97	(.01)	.88	.87	(.06)	—	(.06)	$11.78	7.86*	$596	.76*	(.13)*	69*
August 31, 2019	11.68	.08	(.58)	(.50)	—	(.21)	(.21)	10.97	(4.16)	1,093	1.51	.74	175
August 31, 2018	11.77	.04	(.13)	(.09)	—	—	—	11.68	(.76)	1,100	1.82	.32	172
August 31, 2017	9.53	.04	2.29	2.33	(.09)	—	(.09)	11.77	24.69	1,010	1.88	.36	137
August 31, 2016	8.35	.03[f]	1.15	1.18	—	—	—	9.53	14.13	661	1.90[e]	.34[e,f]	156
August 31, 2015	10.81	.06	(2.46)	(2.40)	(.06)	—	(.06)	8.35	(22.32)	477	1.86	.63	157
Class R6
February 29, 2020 **	$11.22	.02	.92	.94	(.21)	—	(.21)	$11.95	8.27*	$10,175	.43*	.16*	69*
August 31, 2019	11.89	.17	(.61)	(.44)	(.02)	(.21)	(.23)	11.22	(3.55)	10,143.82		1.47	175
August 31, 2018 †	13.13	.12	(1.36)	(1.24)	—	—	—	11.89	(9.44)*	7,219	.32*	.98*	172
Class Y
February 29, 2020 **	$11.19	.01	.92	.93	(.18)	—	(.18)	$11.94	8.20*	$52,982	.51*	.08*	69*
August 31, 2019	11.88	.13	(.59)	(.46)	(.02)	(.21)	(.23)	11.19	(3.74)	69,989	1.01	1.17	175
August 31, 2018	11.94	.13	(.16)	(.03)	(.03)	—	(.03)	11.88	(.26)	81,472	1.32	1.00	172
August 31, 2017	9.64	.10	2.31	2.41	(.11)	—	(.11)	11.94	25.34	22,882	1.38	.94	137
August 31, 2016	8.53	.06[f]	1.18	1.24	(.13)	—	(.13)	9.64	14.69	9,573	1.40[e]	.63[e,f]	156
August 31, 2015	11.04	.11	(2.52)	(2.41)	(.10)	—	(.10)	8.53	(21.93)	6,490	1.36	1.12	157

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 Emerging Markets Equity Fund	Emerging Markets Equity Fund 27

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to August 31, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of the average net assets of each class (Note 2):

	2/29/20	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Class A	0.39%	0.45%	0.21%	0.43%	0.55%	0.42%
Class B	0.39	0.45	0.21	0.43	0.55	0.42
Class C	0.39	0.45	0.21	0.43	0.55	0.42
Class R	0.39	0.45	0.21	0.43	0.55	0.42
Class R6	0.39	0.45	0.06	N/A	N/A	N/A
Class Y	0.39	0.45	0.21	0.43	0.55	0.42

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

28 Emerging Markets Equity Fund

Notes to financial statements 2/29/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2019 through February 29, 2020.

Putnam Emerging Markets Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of emerging market companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity securities of emerging market companies. This policy may be changed only after 60 days’ notice to shareholders. Emerging markets include countries in the MSCI Emerging Markets Index or that Putnam Management considers to be emerging markets based on Putnam Management’s evaluation of their level of economic development or the size and experience of their securities markets. The fund invests significantly in small and midsize companies. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end sales charge of 3.50% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles

Emerging Markets Equity Fund 29

generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

30 Emerging Markets Equity Fund

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific markets or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the

Emerging Markets Equity Fund 31

price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $23,483 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,746,620 and the value of securities loaned amounted to $1,720,172.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the

32 Emerging Markets Equity Fund

committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$6,162,652	$1,112,118	$7,274,770

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $104,145,873, resulting in gross unrealized appreciation and depreciation of $9,638,017 and $3,152,965, respectively, or net unrealized appreciation of $6,485,052.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in,

Emerging Markets Equity Fund 33

or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,
1.030%	of the next $5 billion,	0.860%	of the next $50 billion,
0.980%	of the next $10 billion,	0.850%	of the next $100 billion and
0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI Emerging Markets Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/–0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.475% of the fund’s average net assets, which included an effective base fee of 0.456% and an increase of 0.019% ($23,071) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through December 30, 2020, to the extent that total expenses of the fund (before any applicable performance-based adjustment to the fund’s base management fee and excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.78% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $205,278 as a result of this limit.

Putnam Management has also contractually agreed, through December 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $269,008 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at

34 Emerging Markets Equity Fund

the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$39,626	Class R	722
Class B	2,153	Class R6	2,615
Class C	7,404	Class Y	69,732
Class M	369	Total	$122,621

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $231 under the expense offset arrangements and by $24,345 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $85, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

Emerging Markets Equity Fund 35

following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$46,235
Class B	1.00%	1.00%	10,032
Class C	1.00%	1.00%	34,546
Class M*	1.00%	0.75%	1,211
Class R	1.00%	0.50%	1,656
Total			$93,680

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,973 and $322 from the sale of class A and class M shares, respectively, and received $155 and $37 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $3 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$81,457,660	$107,996,304
U.S. government securities (Long-term)	—	—
Total	$81,457,660	$107,996,304

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 2/29/20		YEAR ENDED 8/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	333,987	$4,073,125	6,354,697	$68,887,743
Shares issued in connection with
reinvestment of distributions	33,064	411,644	175,972	1,784,358
	367,051	4,484,769	6,530,669	70,672,101
Shares repurchased	(584,677)	(6,898,413)	(6,765,400)	(74,836,201)
Net decrease	(217,626)	$(2,413,644)	(234,731)	$(4,164,100)

36 Emerging Markets Equity Fund

	SIX MONTHS ENDED 2/29/20		YEAR ENDED 8/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	1,459	$16,524	10,255	$109,247
Shares issued in connection with
reinvestment of distributions	848	10,091	4,637	44,978
	2,307	26,615	14,892	154,225
Shares repurchased	(30,967)	(357,376)	(60,152)	(638,348)
Net decrease	(28,660)	$(330,761)	(45,260)	$(484,123)

	SIX MONTHS ENDED 2/29/20		YEAR ENDED 8/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	49,702	$566,863	248,579	$2,605,626
Shares issued in connection with
reinvestment of distributions	3,820	45,186	13,933	134,589
	53,522	612,049	262,512	2,740,215
Shares repurchased	(92,235)	(1,047,651)	(275,897)	(2,874,042)
Net decrease	(38,713)	$(435,602)	(13,385)	$(133,827)

	SIX MONTHS ENDED 2/29/20*		YEAR ENDED 8/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	5,486	$61,149	10,081	$109,688
Shares issued in connection with
reinvestment of distributions	—	—	1,306	12,902
	5,486	61,149	11,387	122,590
Shares repurchased	(64,468)	(745,402)	(9,718)	(107,113)
Net increase (decrease)	(58,982)	$(684,253)	1,669	$15,477

	SIX MONTHS ENDED 2/29/20		YEAR ENDED 8/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	11,600	$138,705	17,396	$193,606
Shares issued in connection with
reinvestment of distributions	203	2,521	1,870	18,854
	11,803	141,226	19,266	212,460
Shares repurchased	(60,841)	(681,267)	(13,817)	(149,671)
Net increase (decrease)	(49,038)	$(540,041)	5,449	$62,789

	SIX MONTHS ENDED 2/29/20		YEAR ENDED 8/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	166,071	$2,026,048	698,380	$7,766,774
Shares issued in connection with
reinvestment of distributions	13,747	173,077	22,128	227,034
	179,818	2,199,125	720,508	7,993,808
Shares repurchased	(232,089)	(2,784,712)	(423,888)	(4,747,468)
Net increase (decrease)	(52,271)	$(585,587)	296,620	$3,246,340

Emerging Markets Equity Fund 37

	SIX MONTHS ENDED 2/29/20		YEAR ENDED 8/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	543,844	$6,608,748	4,796,326	$53,200,715
Shares issued in connection with
reinvestment of distributions	71,186	896,238	167,018	1,711,939
	615,030	7,504,986	4,963,344	54,912,654
Shares repurchased	(2,429,442)	(29,646,864)	(5,568,748)	(61,906,764)
Net decrease	(1,814,412)	$(22,141,878)	(605,404)	$(6,994,110)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, a shareholder of record owned 6.0% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/19	cost	proceeds	income	of 2/29/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$—	$3,807,120	$2,060,500	$42	$1,746,620
Putnam Short Term
Investment Fund**	1,272,692	28,294,194	28,546,640	13,253	1,020,246
Total Short-term
investments	$1,272,692	$32,101,314	$30,607,140	$13,295	$2,766,866

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Actions by the Trustees

The Trustees of the Putnam Funds have approved a proposal to merge Putnam International Growth Fund into the fund. The proposed merger requires the approval of Putnam International Growth Fund shareholders.  If approved by Putnam International Growth Fund shareholders at a shareholder meeting currently scheduled to be held on April 15, 2020, the merger would be expected to occur on or about April 27, 2020.

38 Emerging Markets Equity Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$110,000
Written equity option contracts (contract amount)	$110,000
OTC total return swap contracts (notional)	$770,000
Warrants (number of warrants)	190,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Equity contracts	Investments	$1,306,047	Payables	$23,483
Total		$1,306,047		$23,483

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Warrants	Options	Swaps	Total
Equity contracts	$358,053	$(92,140)	$(30,789)	$235,124
Total	$358,053	$(92,140)	$(30,789)	$235,124

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Warrants	Options	Swaps	Total
Equity contracts	$(436,814)	$(229,565)	$37,432	$(628,947)
Total	$(436,814)	$(229,565)	$37,432	$(628,947)

Emerging Markets Equity Fund 39

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Total
Assets:
OTC Total return swap contracts*#	$—	$—
Total Assets	$—	$—
Liabilities:
OTC Total return swap contracts*#	$23,483	$23,483
Total Liabilities	$23,483	$23,483
Total Financial and Derivative Net Assets	$(23,483)	$(23,483)
Total collateral received (pledged)†##	$—
Net amount	$(23,483)
Controlled collateral received (including
TBA commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 10: Change in independent accountants

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

40 Emerging Markets Equity Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Diversified Income Trust
Equity Spectrum Fund	Floating Rate Income Fund
Focused Equity Fund	Global Income Trust
Global Equity Fund	Government Money Market Fund*
International Capital Opportunities Fund	High Yield Fund
International Equity Fund	Income Fund
Multi-Cap Core Fund	Money Market Fund†
Research Fund	Mortgage Opportunities Fund
Mortgage Securities Fund
Global Sector	Short Duration Bond Fund
Global Health Care Fund	Ultra Short Duration Income Fund
Global Technology Fund
Tax-free Income
Growth	AMT-Free Municipal Fund
Growth Opportunities Fund	Intermediate-Term Municipal Income Fund
International Growth Fund	Short-Term Municipal Income Fund
Small Cap Growth Fund	Tax Exempt Income Fund
Sustainable Future Fund	Tax-Free High Yield Fund
Sustainable Leaders Fund
State tax-free income funds‡:
Value	California, Massachusetts, Minnesota,
Equity Income Fund	New Jersey, New York, Ohio, and Pennsylvania.
International Value Fund
Small Cap Value Fund

Emerging Markets Equity Fund 41

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
RetirementReady Maturity Fund

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

42 Emerging Markets Equity Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Emerging Markets Equity Fund 43

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

44 Emerging Markets Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
The Putnam Advisory Company, LLC	Manoj P. Singh	Compliance Officer
100 Federal Street	Mona K. Sutphen
Boston, MA 02110		Susan G. Malloy
	Officers	Vice President and
Marketing Services	Robert L. Reynolds	Assistant Treasurer
Putnam Retail Management	President
100 Federal Street		Denere P. Poulack
Boston, MA 02110	Robert T. Burns	Assistant Vice President, Assistant
	Vice President and	Clerk, and Assistant Treasurer
Custodian	Chief Legal Officer
State Street Bank		Janet C. Smith
and Trust Company	James F. Clark	Vice President,
	Vice President, Chief Compliance	Principal Financial Officer,
Legal Counsel	Officer, and Chief Risk Officer	Principal Accounting Officer,
Ropes & Gray LLP		and Assistant Treasurer
Nancy E. Florek
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

This report is for the information of shareholders of Putnam Emerging Markets Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

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SA065 320374 4/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4) Change in registrant's independent public accountant.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 29, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 29, 2020